UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Wolverine World Wide, Inc.
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2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS

FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS IN THE SECTIONS “BUSINESS OVERVIEW” AND “EVOLVING TO MEET THE DEMANDS OF THE NEW CONSUMER.” IN ADDITION, WORDS SUCH AS “ESTIMATES,” “ANTICIPATES,” “BELIEVES,” “FORECASTS,” “STEP,” “PLANS,” “PREDICTS,” “PROJECTS,” “OPPORTUNITY,” “INITIATIVES,” “FOCUS,” “IS LIKELY,” “EXPECTS,” “INTENDS,” “SHOULD,” “WILL,” “CONFIDENT,” VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE CERTAIN RISKS, UNCERTAINTIES, AND ASSUMPTIONS (“RISK FACTORS”) THAT ARE DIFFICULT TO PREDICT WITH REGARD TO TIMING, EXTENT, LIKELIHOOD, AND DEGREE OF OCCURRENCE. RISK FACTORS INCLUDE, AMONG OTHERS: CHANGES IN GENERAL ECONOMIC CONDITIONS, EMPLOYMENT RATES, BUSINESS CONDITIONS, INTEREST RATES, TAX POLICIES AND OTHER FACTORS AFFECTING CONSUMER SPENDING IN THE MARKETS AND REGIONS IN WHICH THE COMPANY’S PRODUCTS ARE SOLD; THE INABILITY FOR ANY REASON TO EFFECTIVELY COMPETE IN GLOBAL FOOTWEAR, APPAREL AND CONSUMER-DIRECT MARKETS; THE INABILITY TO MAINTAIN POSITIVE BRAND IMAGES AND ANTICIPATE, UNDERSTAND AND RESPOND TO CHANGING FOOTWEAR AND APPAREL TRENDS AND CONSUMER PREFERENCES; THE INABILITY TO EFFECTIVELY MANAGE INVENTORY LEVELS; INCREASES OR CHANGES IN DUTIES, TARIFFS, QUOTAS OR APPLICABLE ASSESSMENTS IN COUNTRIES OF IMPORT AND EXPORT; CURRENCY FLUCTUATIONS; CURRENCY RESTRICTIONS; CAPACITY CONSTRAINTS, PRODUCTION DISRUPTIONS, QUALITY ISSUES, PRICE INCREASES OR OTHER RISKS ASSOCIATED WITH FOREIGN SOURCING; THE COST AND AVAILABILITY OF RAW MATERIALS, INVENTORIES, SERVICES AND LABOR FOR OWNED AND CONTRACT MANUFACTURERS; LABOR DISRUPTIONS; CHANGES IN RELATIONSHIPS WITH, INCLUDING THE LOSS OF, SIGNIFICANT WHOLESALE CUSTOMERS; THE FAILURE OF THE U.S. DEPARTMENT OF DEFENSE TO EXERCISE FUTURE PURCHASE OPTIONS OR AWARD NEW CONTRACTS, OR THE CANCELLATION OR MODIFICATION OF EXISTING CONTRACTS BY THE DEPARTMENT OF DEFENSE OR OTHER MILITARY PURCHASERS; RISKS RELATED TO THE SIGNIFICANT INVESTMENT IN, AND PERFORMANCE OF, THE COMPANY’S CONSUMER DIRECT OPERATIONS; RISKS RELATED TO THE EXPANDING INTO NEW MARKETS AND COMPLEMENTARY PRODUCT CATEGORIES AS WELL AS CONSUMER-DIRECT OPERATIONS; THE IMPACT OF SEASONALITY AND UNPREDICTABLE WEATHER CONDITIONS; CHANGES IN GENERAL ECONOMIC CONDITIONS AND/OR THE CREDIT MARKETS ON THE COMPANY’S DISTRIBUTORS, SUPPLIERS AND CUSTOMERS; INCREASE IN THE COMPANY’S EFFECTIVE TAX RATES; FAILURE OF LICENSEES OR DISTRIBUTORS TO MEET PLANNED ANNUAL SALES GOALS OR TO MAKE TIMELY PAYMENTS TO THE COMPANY; THE RISKS OF DOING BUSINESS IN DEVELOPING COUNTRIES, AND POLITICALLY OR ECONOMICALLY VOLATILE AREAS; THE ABILITY TO SECURE AND PROTECT OWNED INTELLECTUAL PROPERTY OR USE LICENSED INTELLECTUAL PROPERTY; THE IMPACT OF REGULATION, REGULATORY AND LEGAL PROCEEDINGS AND LEGAL COMPLIANCE RISKS; THE POTENTIAL BREACH OF THE COMPANY’S DATABASES, OR THOSE OF ITS VENDORS, WHICH CONTAIN CERTAIN PERSONAL INFORMATION OR PAYMENT CARD DATA; PROBLEMS AFFECTING THE COMPANY’S DISTRIBUTION SYSTEM, INCLUDING SERVICE INTERRUPTIONS AT SHIPPING AND RECEIVING PORTS; STRATEGIC ACTIONS, INCLUDING NEW INITIATIVES AND VENTURES, ACQUISITIONS AND DISPOSITIONS, AND THE COMPANY’S SUCCESS IN INTEGRATING ACQUIRED BUSINESSES, AND IMPLEMENTING NEW INITIATIVES AND VENTURES; THE RISK OF IMPAIRMENT TO GOODWILL AND OTHER ACQUIRED INTANGIBLES; THE SUCCESS OF THE COMPANY’S CONSUMER-DIRECT REALIGNMENT INITIATIVES; CHANGES IN FUTURE PENSION FUNDING REQUIREMENTS AND PENSION EXPENSES; AND ADDITIONAL FACTORS DISCUSSED IN THE COMPANY’S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND EXHIBITS THERETO. THE FOREGOING RISK FACTORS, AS WELL AS OTHER EXISTING RISK FACTORS AND NEW RISK FACTORS THAT EMERGE FROM TIME TO TIME, MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS. GIVEN THESE RISKS AND UNCERTAINTIES, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS. FURTHERMORE, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE, AMEND, OR CLARIFY FORWARD-LOOKING STATEMENTS. - 2 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS

EXECUTIVE SUMMARY Wolverine Worldwide is a global leader in the footwear and apparel industry, selling innovative products across its portfolio of leading performance and lifestyle brands in more than 200 countries and territories (Slide 4) The Company is focused on four strategic priorities: driving innovation and sustained organic growth, optimizing its operating platform, managing the best, most productive portfolio of brands in the industry, and winning with the best people and teams (Slide 5) Since the Company’s 2016 annual meeting, the Board of Directors has reached out to shareholders holding approximately two-thirds of the Company’s outstanding shares and held meetings with more than half of these shareholders to receive feedback on the Company’s executive compensation program in light of its 2016 Say-on-Pay vote (Slide 6) In response to shareholder feedback, the Board made meaningful changes to its executive compensation program and built upon its pay-for-performance and at-risk structure (Slides 7 – 9) The Board respectfully seeks shareholder support of its executive compensation program at the Company’s upcoming annual meeting - 3 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS

BUSINESS OVERVIEW Key Facts Competitive Advantages Leading designer, manufacturer and marketer of footwear and apparel >$2.4B Market Capitalization (as of 3/21/2017) ~$2.5B Revenue (FY 2016) Products are marketed and sold in ~200 countries and territories Portfolio of 12 brands is organized into four key operating groups Industry-leading portfolio of authentic, heritage brands Risk mitigation through geographic diversification, a variety of consumer targets, and multiple distribution channels Scalable global infrastructure Strong operational platform Experienced management team with deep bench strength Multi-Brand Group Outdoor & Lifestyle Group Boston Group Heritage Group - 4 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS

STRATEGIC FOCUS – WOLVERINE WAY FORWARD People and Teams 2016 ACCOMPLISHMENTS Financial Highlights Business Accomplishments Delivered 32.9% total shareholder return for 2016, performance in the top decile of companies in its peer group; delivered an additional 14.0% year-to-date total shareholder return through March 13, 2017 (the record date) Generated operating cash flow for the year of $296.3 million, up $80.8 million or 37.5% versus the prior year Reduced year-end inventory by 25% against a corporate objective to reduce overall inventory by 12% Delivered revenue of $2.495 billion, in line with original guidance Returned value to shareholders through $0.24 per share cash dividends and approximately $62 million in share repurchases Progressed in our omnichannel transformation – closing 101 stores in 2016 while investing in eCommerce; additional 110 store closures anticipated for early 2017 Refinanced debt, expecting to result in $30 million of interest savings through 2020 Reorganized European, Canadian, Apparel and Accessories, and Direct-to-Consumer businesses Opened new design and innovation center Drove considerable efficiencies through supply chain improvements, including consolidation of factory base - 5 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS Winning with the Best Managing Best, Most Productive Brands in the Industry Optimizing Operating Platform Driving Innovation and Sustained Organic Growth

SHAREHOLDER IMPACT ON EXECUTIVE COMPENSATION After the Company’s 2016 Say-on-Pay proposal received insufficient shareholder support, the Compensation Committee and full Board undertook a thorough review of the Company’s executive compensation program to determine how best to respond to shareholders Since that vote, the company reached out to shareholders representing nearly two-thirds of our outstanding shares and the Chairman of the Compensation Committee held meetings with more than half of these shareholders After aggregating all shareholder feedback and sharing it with the full Board, the Compensation Committee made significant changes to the executive compensation program (see slide 7) Understanding shareholder concerns and receiving input on potential changes was integral to the Compensation Committee’s and the Board’s goal of responsiveness The Company will continue to seek shareholder input and hopes to receive shareholder support at this year’s annual meeting - 6 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS

# RESPONSIVE COMPENSATION PROGRAM CHANGES

| TOPIC | WHAT WE HEARD FROM SHAREHOLDERS | WHAT WE DID IN RESPONSE |
|---|---|---|
| **CEO bridge grants** | ▪ Concerns over one-time bridge grants awarded in 2015, which were designed to bring CEO compensation in-line with market | ▪ CEO bridge grants were not repeated in 2016 or 2017 |
| **Pay for performance** | ▪ Desire to see a greater tie between compensation and the Company's stated financial goals | ▪ Added an adjusted operating margin modifier into the 2017 annual bonus plan |
| **Relative measures** | ▪ Desire to see relative performance measures utilized | ▪ Added a 3-year relative TSR modifier to the 2017-2019 performance unit program |
| **CEO pay in light of Company performance** | ▪ Notwithstanding positive 2016 TSR, the CEO's compensation appeared high relative to peers in light of three-year TSR | ▪ Reduced CEO's 2017 total long-term incentive grants by $500k<br>▪ Used negative discretion to pay 0% on 2016 CEO "individual performance bonus" despite actual performance in excess of that |
| **Pay mix** | ▪ Preference to shift the long-term incentive mix to a heavier weighting on performance share units, the most at-risk pay element | ▪ Reallocated LTI mix to be more heavily weighted in performance share units – 2017 CEO mix is 70% PSUs and 30% time-vested RSUs |
| **Peer group** | ▪ Some concern that select peers within the peer group had grown too large to serve as adequate comparators | ▪ Adopted a new peer group, removing companies that had grown too large and adding other companies to provide greater revenue alignment with the peer group median |
| **CIC equity acceleration** | ▪ Desire to see the Company move away from single-trigger vesting of equity awards upon a change in control | ▪ Moved to "double-trigger" equity acceleration upon a change in control |

2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS - 7 -
WOLVERINE worldwide

# EXECUTIVE COMPENSATION PHILOSOPHY – PAY FOR PERFORMANCE

NEO compensation is significantly **at-risk and variable**, incentivizing **superior business, stock price and financial performance** and **aligning the interests of executives with those of shareholders**

- Attract and retain talented NEOs who will lead and drive superior business and financial performance
- Provide incentives for achieving pre-established longer-term corporate financial goals
- Provide incentives for achieving specific, pre-established near-term individual, business-unit and corporate goals
- Align the interests of NEOs with those of shareholders through incentives based on increasing shareholder value

**CEO 2016 Target Compensation**


Fixed
14%
At-Risk
17%
27%
42%
Variable
At-Risk & Variable 86%

Base Salary | Annual Bonus | Performance Shares | Restricted Stock/Units and Options*

* Only Restricted Stock/Units in 2017

**CEO 2017 Target Compensation**


Fixed
14%
At-Risk
17%
Variable
21%
48%
At-Risk & Variable 86%

2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS - 8 -
WOLVERINE worldwide

COMPENSATION PROGRAM OVERVIEW | 2016 & 2017 2016 ELEMENT COMPONENT METRICS 2017 ELEMENT COMPONENT METRICS Salary 85% pre-tax earnings 85% pre-tax earnings Performance performance modifier 70% performance Incentive stock options to - 9 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS Long-Term Compensation Long-Term Incentive Compensation CEO shares CEO restricted stock *NEW* shifted value from performance share units 30% Performance metrics (weighted as indicated) Adjusted EPS Adjusted BVA *NEW* 3-year relative TSR performance modifier 65% 35% CEO Performance Shares CEO time-based stock options and restricted stock 60% 40% Performance metrics (weighted as indicated) Adjusted EPS Adjusted BVA 65% 35% Annual Bonus Annual Performance Bonus Revenue and adjusted Specific individualized performance targets *NEW* Adjusted operating margin 15% Company/ Business Unit Cash Bonus Individual Cash Bonus Revenue and adjusted Specific individualized performance targets 15% Company/ Business Unit Cash Bonus Individual Cash Bonus Base Base Salary Fixed amount based on responsibilities, experience and market data Cash Fixed amount based on responsibilities, experiences and market data Cash Compensation program offers a mix of elements that align pay with performance and drive shareholder value Meaningful 2017 changes made in response to shareholder feedback

STRONG PAY FOR PERFORMANCE ALIGNMENT *As reported in Summary Compensation Table, excluding change in pension value - 10 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS $10,093,703CashEquity $7,791,339 2015 2016 23% decrease in CEO pay Year-Over-Year Change in CEO Pay* CEO 3-Year Target & Actual Bonus

STRONG COMPENSATION GOVERNANCE PRACTICES unearned performance shares stock options (6x base salary for CEO) No excessive or unnecessary perquisites Company stock for grants in 2017 and beyond consultant for 2016 - 11 - 2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS What We Do Not Do No dividends or dividend equivalents on No repricing or replacing of underwater No overlapping metrics No hedging, pledging, or short sales of What We Do Vast majority of pay is “at-risk” or “variable,” i.e., performance-based, equity-based, or both (86% for CEO) Stringent share ownership requirements Broad-based clawback policy Significant vesting horizon for equity grants Shift to double-trigger equity acceleration Retained new independent compensation

# HIGHLY EXPERIENCED, INDEPENDENT BOARD



**BLAKE KRUEGER**
- Chairman, CEO, President, WWW

**DAVID KOLLAT**
- Lead Independent Director, WWW
- President, Chairman, 22, Inc
- Senior leadership positions, L Brands

**JEFFREY BOROMISA**
- Retired EVP, Kellogg Int; President, Latin America and SVP, Kellogg Co

**GINA BOSWELL**
- EVP and General Manager, Unilever UK & Ireland

**ROXANE DIVOL**
- EVP, General Manager Website Security, Symantec

**WILLIAM GERBER**
- Managing Director, Cabrillo Point Capital

**JOSEPH GROMEK**
- Retired President, CEO, Warnaco Group
- Former CEO, Brooks Brothers

**BRENDA LAUDERBACK**
- Retired President, Nine West Wholesale and Retail Group

**NICHOLAS LONG**
- Retired CEO, MillerCoors

**TIMOTHY O'DONOVAN**
- Retired Chairman, CEO, WWW

**MICHAEL VOLKEMA**
- Chairman and Retired CEO, Herman Miller

## Director Skills and Attributes

| Skill / Attribute | # |
|---|---|
| Active Executive | 3 |
| Brand Building | 9 |
| Current or Former CEO | 5 |
| Digital / eComm / IT | 4 |
| Diversity | 3 |
| Finance | 9 |
| Footwear / Apparel | 6 |
| Global Supply Chain | 4 |
| International Business | 11 |
| Marketing | 10 |
| Public Company Governance | 8 |
| Retail | 6 |

● = # of directors possessing skill/experience

## Thoughtful Board Approach to Composition

- The Governance Committee and Board have identified the critical skills and attributes needed for the Board
- The Governance Committee regularly reviews the Board's overall composition against these skills and attributes as part of its regular succession planning process, including an annual written assessment of nominees for election
- The Governance Committee and Board review the Board's leadership structure each year, including the appointment of a lead independent director

2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS - 12 -
WOLVERINE worldwide

2017 IN-SEASON SHAREHOLDER OUTREACH – SUPPLEMENTAL MATERIALS